UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Pine Street, Suite 3202

New York, New York 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-600-5763

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2023, Coliseum Acquisition Corp., a Cayman islands exempted company (the “Company”), Coliseum Acquisition Sponsor LLC (“Sponsor”) and Berto LLC (the “Acquirer”) entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which Sponsor has agreed to sell to Acquirer, and Acquirer has agreed to purchase from Sponsor an aggregate of (i) 2,625,000 Class B ordinary shares, $0.001 par value per share (the “Class B ordinary shares”) and (ii) 2,257,500 private placement warrants (the “Private Placement Warrants”) held by Sponsor (collectively, the “Transferred Securities”) for an aggregate purchase price (the “Purchase Price”) of $1.00 plus Acquirer’s agreement to advance up to $100,000 to the Company each month in connection with the Extension (as defined below) (the “Transaction”).

Pursuant to the Purchase Agreement, among other things:

•	Effective on the closing date of the Transaction, the Company’s current officers will resign from the Company and the Company will appoint the following individual designated by Acquirer in the position listed below:

Harry L. You, Chief Executive Officer and Chief Financial Officer

•	Effective on the closing date of the Transaction, Mr. Jason Stein and Mr. Daniel Haimovic will resign from the Company’s board of directors and they will be replaced by at least one (1) individual designated by Acquirer (the “New Director”) to be appointed by the remaining directors as of the closing date of the Transaction;

•	effective following the closing date of the Transaction, and upon the expiration of certain waiting periods contemplated by the Purchase Agreement, the incumbent five (5) independent directors of the Company will resign and be replaced by individuals designated by Acquirer to be appointed by the New Director to the Company’s board of directors.

The closing of the Transaction is conditioned upon, among other things, (i) continued listing of the Company’s Class A ordinary shares, warrants and units on Nasdaq; (ii) the Company receiving the requisite shareholders’ approval for the Extension; and (iii) at least 2,200,000 Class A ordinary shares shall not have been redeemed in connection with the Meeting (defined below).

The Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and investors are not third-party beneficiaries of the Purchase Agreement. In addition, such representations and warranties (i) are subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (ii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (iii) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed hereto as Exhibit 10.1, and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 15, 2023, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 8.01 Other Events.

On June 14, 2023, the Company filed a supplement (the “Proxy Supplement”) to its proxy statement dated June 7, 2023 (the “Extension Proxy Statement”) in connection with the extraordinary general meeting of the Company (the “Meeting”) scheduled to be held on June 20, 2023. The Proxy Supplement announces (i) the terms of the funds to be deposited into the Company’s trust account in connection with the proposed extension of time in which the Company must complete an initial business combination or liquidate the trust account that holds the proceeds of the Company’s initial public offering (the “Extension”); (ii) that the Company plans to open the Meeting as scheduled on June 20, 2023, at 9:00 a.m. Eastern Time, subject to the consent of the members of the Company constituting a quorum as set out in the Company's amended and restated articles of association, and then immediately adjourn the Meeting to June 22, 2023 at 11:30 a.m. Eastern Time; and (iii) that because the Company intends to adjourn the Meeting to June 22, 2023, the redemption deadline will be extended to 5:00 p.m. on June 20, 2023.

Shareholders who have previously submitted shares for redemption or who have voted by proxy do not need to do anything prior to the Meeting unless they change their decision as to redemption or voting.

The foregoing description of the Proxy Supplement is not complete and is qualified in its entirety by reference to the text of such document, which was filed with the Securities and Exchange Commission on June 14, 2023, and is incorporated herein by reference.

Additional Information and Where to Find It

The Company has filed the Extension Proxy Statement to be used to seek shareholder approval to, among other things, extend the time the Company has to consummate an initial business combination. The Company has mailed the Extension Proxy Statement to its shareholders of record as of May 25, 2023 on or about June 8, 2023. The Company has filed a Proxy Supplement to the Extension Proxy Statement on June 14, 2023. Investors and security holders of the Company are advised to read the Extension Proxy Statement, the Proxy Supplement and any amendments or supplements thereto, because these documents contain or will contain important information about the Extension and the Company. Shareholders will also be able to obtain copies of the Extension Proxy Statement and the Proxy Supplement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, NY 10005.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Extension are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023 (the “Annual Report”), the definitive Extension Proxy Statement which was filed with the SEC on June 7, 2023, and the Proxy Supplement which was filed with the SEC on June 14, 2023. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the Extension is not obtained; the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s amended and restated memorandum and articles of association; the level of redemptions made by the Company’s shareholders in connection with the Extension and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1†	Purchase Agreement dated June 15, 2023.
99.1	Press release dated June 15, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

†	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coliseum Acquisition Corp.

	By:	/s/ Andrew Fishkoff
		Name:	Andrew Fishkoff
		Title:	Chief Operating Officer and General Counsel

Dated: June 15, 2023